                                                                      Exhibit 24

                                POWER OF ATTORNEY

WHEREAS, LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001 (the 2001 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in LOUISVILLE GAS AND ELECTRIC COMPANY set opposite his name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints
DAVID J. JACKSON, RICHARD AITKEN-DAVIES and S. BRADFORD RIVES, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 2001 Form 10-K and to any and all amendments to such 2001 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of this 27th day of MARCH, 2002.

  /s/ Victor A. Staffieri
------------------------------    -----------------------------------------
VICTOR A. STAFFIERI               SYDNEY GILLIBRAND
Chairman, President and Chief     Director
Executive Officer
(Principal Executive Officer)

                                  /s/ Edmund A. Wallis
------------------------------    -----------------------------------------
SIR FREDERICK CRAWFORD            EDMUND A. WALLIS
Director                          Director

  /s/ David J. Jackson            /s/ Nicholas P. Baldwin
------------------------------    -----------------------------------------
DAVID J. JACKSON                  NICHOLAS P. BALDWIN
Director                          Director

                                  /s/ Richard Aitken-Davies
------------------------------    -----------------------------------------
DR. DAVID K-P LI                  RICHARD AITKEN-DAVIES
Director                          Chief Financial Officer
                                  (Principal Financial Officer)

                                  /s/ S. Bradford Rives
                                  -----------------------------------------
                                  S. BRADFORD RIVES
                                  Senior Vice President - Finance and Controller (Principal Accounting Officer)

                                                                      Exhibit 24

                                POWER OF ATTORNEY

WHEREAS, KENTUCKY UTILITIES COMPANY, a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001 (the 2001 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in KENTUCKY UTILITIES COMPANY set opposite his or her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints
DAVID J. JACKSON, RICHARD AITKEN-DAVIES and S. BRADFORD RIVES, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 2001 Form 10-K and to any and all amendments to such 2001 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as this 27th day of MARCH, 2002.

  /s/ Victor A. Staffieri
------------------------------    -----------------------------------------
VICTOR A. STAFFIERI               SYDNEY GILLIBRAND
Chairman, President and Chief     Director
Executive Officer
(Principal Executive Officer)

                                    /s/ Edmund A. Wallis
------------------------------    -----------------------------------------
SIR FREDERICK CRAWFORD            EDMUND A. WALLIS
Director                          Director

  /s/ David J. Jackson              /s/ Nicholas P. Baldwin
------------------------------    -----------------------------------------
DAVID J. JACKSON                  NICHOLAS P. BALDWIN
Director                          Director

                                    /s/ Richard Aitken-Davies
------------------------------    -----------------------------------------
DR. DAVID K-P LI                  RICHARD AITKEN-DAVIES
Director                          Chief Financial Officer
                                  (Principal Financial Officer)

                                    /s/ S. Bradford Rives
                                  -----------------------------------------
                                  S. BRADFORD RIVES
                                  Senior Vice President - Finance and Controller (Principal Accounting Officer)